Exhibit 99.1

NEWS RELEASE

Cytokinetics Announces Proposed Private Placement of $550.0 Million of Convertible Senior Notes

2025-09-16

SOUTH SAN FRANCISCO, Calif., Sept. 16, 2025 (GLOBE NEWSWIRE) — Cytokinetics, Incorporated (“Cytokinetics”) (Nasdaq: CYTK) today announced its intention to offer, subject to market conditions and other factors, $550.0 million aggregate principal amount of convertible senior notes due 2031 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Cytokinetics also intends to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $82.5 million aggregate principal amount of notes.

The notes will be senior, unsecured obligations of Cytokinetics and will accrue interest payable semi-annually in arrears. The notes will mature on October 1, 2031, unless earlier converted, redeemed or repurchased by Cytokinetics. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Cytokinetics will settle conversions by paying or delivering, as applicable, cash, shares of its common stock or a combination of cash and shares of its common stock, at Cytokinetics’ election. The interest rate, initial conversion rate, repurchase or redemption rights and other terms of the notes will be determined at the time of pricing of the offering.

Cytokinetics intends to use a portion of the net proceeds from the offering to pay the cash portion of the consideration in the note exchange transactions as described below. Cytokinetics intends to use the remainder of the net proceeds of this offering (a) to support the potential commercial launch of aficamten, (b) to continue and expand the development program for aficamten, (c) to advance its development and research pipeline, and (d) for general corporate purposes, including working capital.

Cytokinetics expects to use a portion of the net proceeds from the offering and to issue shares of its common stock in exchange for a portion of its outstanding 3.50% convertible senior notes due 2027 (the “2027 notes”) in privately negotiated transactions (each, a “note exchange transaction”) entered into concurrently with the pricing of the offering. The terms of each note exchange transaction will depend on a variety of factors, including the market price of Cytokinetics’ common stock and the trading price of the 2027 notes at the time of such note exchange transactions. No assurance can be given as to how much, if any, of the 2027 notes will be exchanged or the terms on which they will be exchanged. This press release is not an offer to exchange the 2027 notes, and the offering of the notes is not contingent upon the note exchange transactions.

In connection with any note exchange transactions, Cytokinetics expects that holders of the 2027 notes who agree to have their 2027 notes exchanged and who have hedged their equity price risk with respect to such 2027 notes (the “hedged holders”) will, concurrently with, or shortly after, the pricing of the notes, unwind all or part of their hedge positions by buying Cytokinetics’ common stock and/or entering into or unwinding various derivative transactions with respect to its common stock. The amount of Cytokinetics’ common stock to be purchased by the hedged holders or the notional number of shares of Cytokinetics’ common stock underlying such derivative transactions may be substantial in relation to the historic average daily trading volume of Cytokinetics’ common stock. This activity by the hedged holders could increase (or reduce the size of any decrease in) the market price of Cytokinetics’ common stock, including concurrently with the pricing of the notes, resulting in a higher effective conversion price for the notes. Cytokinetics cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes or its common stock.

The offer and sale of the notes, any shares of common stock issuable upon conversion of the notes and any shares of common stock issuable in connection with any note exchange transaction have not been, and will not be, registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any state or jurisdiction.

About Cytokinetics

Cytokinetics is a specialty cardiovascular biopharmaceutical company, building on its over 25 years of pioneering scientific innovations in muscle biology to advance a pipeline of potential new medicines for patients suffering from diseases of cardiac muscle dysfunction. Cytokinetics is readying for potential regulatory approvals and commercialization of aficamten, a cardiac myosin inhibitor following positive results from SEQUOIA-HCM, the pivotal Phase 3 clinical trial in patients with obstructive hypertrophic cardiomyopathy (HCM). Aficamten is also being evaluated in additional clinical trials enrolling patients with obstructive and non-obstructive HCM. Cytokinetics is also developing omecamtiv mecarbil, a cardiac myosin activator, in patients with heart failure with severely reduced ejection fraction (HFrEF), ulacamten, a cardiac myosin inhibitor with a mechanism of action distinct from aficamten, for the potential treatment of heart failure with preserved ejection fraction (HFpEF) and CK-089, a fast skeletal muscle troponin activator with potential therapeutic application to a specific type of muscular dystrophy and other conditions of impaired skeletal muscle function.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the completion, timing and size of the proposed offering, the intended use of the proceeds, the terms of the notes being offered, the timing or amount of any exchanges of the 2027 notes by Cytokinetics and the potential impact of the foregoing or related transactions on the market price of Cytokinetics’ common stock or the price of the notes. Forward-looking statements represent Cytokinetics’ current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are market conditions, including market interest rates, the trading price and volatility of Cytokinetics’ common stock and risks relating to Cytokinetics’ business, including those described under the caption “Risk Factors” and elsewhere in Cytokinetics’ filings with the Securities and Exchange Commission (the “SEC”), including in its Annual Report on Form 10-K for the period ended December 31, 2024, filed with the SEC on February 27, 2025 and Quarterly Reports on Form 10-Q for the periods ended March 31, 2025 and June 30, 2025, led with the SEC on May 6, 2025 and August 7, 2025, respectively, and other filings that Cytokinetics makes from time to time with the SEC. Cytokinetics may not consummate the proposed offering or note exchange transactions described in this press release and, if the proposed offering or note exchange transactions are consummated, cannot provide any assurances regarding the final terms thereof, the notes or Cytokinetics’ ability to effectively apply the net proceeds of the proposed offering as described above. The forward-looking statements included in this press release speak only as of the date of this press release, and Cytokinetics does not undertake to update the statements included in this press release for subsequent developments, except as may be required by law.

Contact:

Cytokinetics, Inc.

Diane Weiser

Senior Vice President, Corporate Affairs

(650) 624-3060

Source: Cytokinetics, Incorporated

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